CENTURION COUNSEL MARKET NEUTRAL FUND
                            Portfolio Review
                        as of June 30, 1999


              Fund Highlights                     Top Ten Holdings

                   12/31/98    06/30/99    Cisco Systems, Jan 01,45, C 5.3%
Net Assets:       $4,935,360   $2,191,238  Dow Jones Index,Dec 00,90 P 4.7%
                                           United Investors REIT       4.4%
NAV Per Share:                             United Dominion REIT        4.0%
                                           Rock Bottom Restaurants     3.5%
  Class A:          $3.04      $3.00       Essex Property Trust        3.5%
  Class B:          $3.00      $2.94       Southern Energy Homes       3.2%
  Class C:          $2.99      $2.94       Schlumberger, Aug 65, C     2.9%
  Class D:          $3.05      $3.01       Agnico, cnvtble bond 3.5%   2.9%
                                           Home Depot                  2.8%
Share Outstanding: 1,643,245    744,700


Portfolio Allocation by Sector
  as of June 30, 1999


Graph                                      Top Ten Sectors

                                           Real Estate Investment Trust 16.0%
                                           Cash and Commerial Paper     12.4%
                                           Industrial Services           7.6%
                                           Consumer Products             6.0%
                                           Corporate Bonds               5.0%
                                           Indexes                       4.8%
                                           Natural Resources             4.0%
                                           Industrial Products           3.2%
                                           Technology                    3.0%
                                           Consumer Services(Short)      2.7%


				TOTAL RETURN
			Through June 30, 1999
(Since new management and investment objectives--January 1995)

                              Last    Since      Date of
                  Quarter     Twelve  Changeor   First
                              Months  FirstSales Sale
Class A:(1)		-1.96%     -10.59%   -5.52%   1/07/97
Class B:		-2.33%     -11.71%   -6.81%   1/07/97
Class C:		-2.33%     -11.71%   -3.07% 	12/31/94
Class D:		-1.95%      -9.84%   -4.78%   12/06/96

(1) Does not include commission load of 4.75% when purchased


				TOTAL RETURN
			   Through June 30, 1999
			(Since inception--January 1982)


                              Last
                  Quarter     Twelve  Five  Ten   Since
                              Months  Year  Year  Inception

Class A:(1)       -1.96%     -10.59%    *     *       -5.52%
Class B:          -2.33%     -11.71%    *     *       -6.81%
Class C:          -2.33%     -11.71%   -8.89% -5.13%   3.20%
Class D:          -1.95%     - 9.84%    *     *       -4.78%

*Shares of this Class not available for the total period
(1) Does not include commission load of 4.75% when purchased


CENTURION COUNSEL MARKET NEUTRAL FUND

ADVISER'S REPORT

The basic premise of a market neutral funds is to allocate its investments between long positions (owning the stock in anticipation of the price increasing) in securities the adviser believes are undervalued and short positions (selling stock not owned in anticipation of the price decreasing) in securities the adviser believes are overvalued. In addition Centurion Counsel Market Neutral Fund uses an asset allocation strategy to place the investments among equity stocks, bonds and money market instruments. The market environment plays a big part in the results of this strategy especially on a short term basis. The less correlated the market is to historical fundamentals, which happens during short term periods but usually not over a long term, the more difficult the strategy will have in succeeding

Performance Review
Centurion Counsel Market Neutral Fund's return for the six months ended June 30, 1999 was a negative 1.7% for the C shares and 1.3% for the D shares. Our under performance occurred primarily during the February through April period. Since then, the fund has recovered nicely, but not enough to recapture the full drop in price by June 30. Although this was disappointing when you hear and read about the S&P 500 index being up 12.2% (strongly influenced by extraordinary growth in technology stocks) during that same period, you must keep in mind that the market neutral fund strategy is not similar to the S&P 500 index. In relation to the five other Market Neutral Funds which we track our fund beat three of those and the other two posted returns of only .84% and negative .20%.

In relation to the index performances, we were hurt by our bias toward value stocks and a small stake in technology and to some extent our short positions in technology stocks. The Fund sold a number of these overvalued stocks short in anticipation of lower market prices. The Fund experienced some losses as the positions are marked to market. The final results of these short positions will not be known until the short positions are closed. Overall, our short positions have been positive on a realized basis for the quarter and for the six months ended.

The tremendous changes in technology, driven by the sharp acceptance of the Internet, have created significant opportunities for new creative and well managed companies. Even though we have sold short some of those technology stocks we believe are over priced we have also included in the portfolio such technology stocks as Oracle, Valence Technology, E-music and Real Network.

While the past six months have hardly been remarkably positive for market neutral funds, they have at least represented something of a recovery from the very disappointing performance of the last few years. Indeed, they may be signaling that the overall market is returning to historical patterns rather than the continuous up market of the previous seven years. The volatility of the market and market reaction to fundamentals, and the involvement of more stocks in the market performance, rather than a just few stocks, provides the basis for the market neutral concepts to function and be rewarding to the investors. While we believe that this dismal performance was due to unusual market influences such as the volatile of net stocks and unprecedented trading by amateur on line traders, we remain optimistic that over a long term the market neutral concepts will reward those investors who include such funds in their portfolios.

Market and Economic Comments

Alan " the Wise" Greenspan giveth and taketh during the second quarter; he seemingly did both at one time. In anticipation of the interest rate increase, the market was flat for most of the quarter, but once the dirty deed was done, all major U.S. equity markets reached new highs. It seems that the markets like the "Flu shot" that was administered by the "Wise One". Bonds also liked the vaccine after retreating in anticipation of the pain. They, too, decided that it did not feel bad at all and rallied, albeit not all the way back as the equities did.

However the most important trend during the quarter was the rotation of the equity markets into value stocks and away from .com's with seemly little or not value. In fact, the "Street.Com index" for the quarter was down 4.2%.
We have warned for some time about the bubble valuations of the Net Stocks but last week saw an extreme example of how far a company will go to give the illusion of earnings. Yahoo reported earnings for the quarter of $0.11 per share compared with $0.01 a share in the previous year. On the surface, this may seem to justify Yahoo's selling for 900 times estimated earnings for the year 2002. We believe it is important to look a company fundamentals which means looking beneath the surface of the earning reports, of which Yahoo is a prime example. The first thing that came to our attention was that the earnings were reported as pro forma. According to the Bloomberg Financial Dictionary, pro forma, in this case, means "A financial statement reflecting the company's financial condition using hypothetical data to determine the effects of an idea that has been proposed but not yet consummated." In fact, Yahoo, on a GAAP basis, did not earn $0.11; rather they lost $0.07 per share and the quarter's loss of $15,062,000 was greater than the previous years quarter loss of $14,248,000.

The business media only reported the $0.11 number and did not even mention that it was pro forma; so, once again, the average investor was only aware that Yahoo beat earnings' estimates instead of falling far short. We intend to stay with value rather than chase investment fads, regardless how sure they may seem at the time.

By many measures the stock market is extremely over valued and in a very speculative environment at this time. The following measures support that theory: S&P dividend yield is at an all time low, mutual funds appear to be fully vested, S&P Industrial average price to sales and cash flow is at an all time high, DJIA and S&P Industrial price to book value is at an all time high, and margin debt as a percentage of GDP is at an all time high and Long Treasury Bond yields compared to S&P 500 earnings are at an all time high.

Summary
During the semi annual period, the stock market once again demonstrated its unpredictability. Price fluctuations were substantial both for individual stocks and for broader sectors of the market. Value sectors appeared to make a move to the front. These events reaffirm the wisdom of holding a broadly diversified portfolio comprised of growth and value funds as well as bonds and money market funds. The market neutral concept takes advantage of an overvalued market. We believe that the market neutral fund has a place in your portfolio.




Jack K. Heilbron
Chief Investment Officer




CENTURION COUNSEL MARKET NEUTRAL
FINANCIAL HIGHLIGHTS


                                          Class A Shares
                                        Six Month
                                        Ended
Per Share Operating Performance:        30-Jun-99     1998      1997 (c)

Net asset value, beginning of period   $   3.04	     $   3.35   $   3.65

INCOME FROM INVESTMENT OPERATIONS
Net investment income  (d)               (0.01)         (0.02)        -
Net gains  (losses) on investments
(both realized and unrealized) (d)       (0.03)         (0.33)     (0.30)

Total From Investment Operation          (0.04)         (0.31)     (0.30)

DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income       -              -          -
Distributions from capital gains	       -              -          -

Total Distributions                        -              -          -

Net asset value, end of period       $   3.00        $   3.04   $   3.35

TOTAL RETURN (e)                        -1.45%	        -8.28%     -8.47%

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
($000 Omitted)                      $       8        $       8  $      8
Ratios to net assets
Expenses, before waiver of fees          1.83%            2.67%     2.38%
Expenses, after waiver of fees           1.55%            2.67%     2.15%
Net investment income	                -2.10%           -2.85%     0.64%
Portfolio Turnover Rate                653.35%          522.88%   234.67%
Number of Shares Outstanding
at End of Period (000 Omitted)              3                3         3




                                      Class B Shares
                                      Six Month
                                      Ended
Per Share Operating Performance:      30-Jun-99	     1998         1997 (c)

Net asset value, beginning of period  $   3.00      $   3.33      $   3.65

INCOME FROM INVESTMENT OPERATIONS
Net investment income  (d)               (0.02)        (0.01)         -
Net gains  (losses) on investments
(both realized and unrealized) (d)	     (0.04)        (0.32)        (0.32)

Total From Investment Operation          (0.06)        (0.33)        (0.32)

DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income       -             -             -
Distributions from capital gains           -             -             -

Total Distributions                        -             -             -

Net asset value, end of period        $   2.94     $    3.00       $  3.33

TOTAL RETURN (e)                         -1.81%	       -9.91%        -4.39%

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
($000 Omitted)                        $      1     $       1       $     1
Ratios to net assets
Expenses, before waiver of fees           2.21%	        3.42%         2.84%
Expenses, after waiver of fees            1.93%         3.42%         2.60%
Net investment income                    -2.47%        -3.60%         0.19%
Portfolio Turnover Rate                 653.35%       522.88%       234.67%
Number of Shares Outstanding
at End of Period (000 Omitted)               0             0             0


CENTURION COUNSEL MARKET NEUTRAL
FINANCIAL HIGHLIGHTS

                                          Class C Shares (a)


                                      Six Months     For the years
			                    Ended          ended December 31,
Per Share Operating Performance:      30-Jun-99      1998	   1997

Net asset value, beginning of period  $   2.99     $   3.33    $   3.51

INCOME FROM INVESTMENT OPERATIONS
Net investment income  (d)               (0.01)       (0.01)        (0.01)
Net gains  (losses) on investments
(both realized and unrealized) (d)       (0.04)      (0.33)        (0.17)

Total From Invesment Operation          (0.05)       (0.34)        (0.18)

DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income       -            -              -
Distributions from capital gains           -            -              -

Total Distributions                        -            -              -

Net asset value end of period        $   2.94     $   2.99     $     3.33

TOTAL RETURN (e)                         -1.91%      -10.25%         -5.13%

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
($000 Omitted)                         $ 1,706     $  4,166      $   7,288
Ratios to net assets
Expenses, before waiver of fees           2.21%        3.42%          3.14%
Expenses, after waiver of fees            1.93%        3.42%          2.91%
Net investment income                    -2.47%       -3.60%         -0.11%
Portfolio Turnover Rate                 653.35%      522.88%        234.67%
Number of Shares Outstanding
at End of Period (000 Omitted)             581        1,392          2,191


                                     Class C Shares (a)
For the years ended December 31,


Per Share Operating Performance:      1996          1995

Net asset value, beginning of period  $  3.34      $   3.43

INCOME FROM INVESTMENT OPERATIONS
Net investment income  (d)              (0.03)        (0.05)
Net gains  (losses) on investments
(both realized and unrealized) (d)       0.20         (0.04)

Total From Investment Operation          0.17         (0.09)

DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income      -              -
Distributions from capital gains          -              -

Total Distributions                       -              -

Net asset value, end of period         $  3.51     $   3.34

TOTAL RETURN (e)                          5.16%       -2.62%

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
($000 Omitted)                         $ 7,855     $  4,370
Ratios to net assets
Expenses, before waiver of fees           3.54%        4.82%
Expenses, after waiver of fees            3.54%        3.53%
Net investment income                    -0.43%       17.00%
Portfolio Turnover Rate	                129.20%       57.20%
Number of Shares Outstanding
at End of Period (000 Omitted)           2,241        1,309



CENTURION COUNSEL MARKET NEUTRAL
FINANCIAL HIGHLIGHTS


                                              Class D Shares

                                        Six Months
                                        Ended
Per Share Operating Performance:        30-Jun-99         1998

Net asset value, beginning of period    $   3.05       $   3.36

INCOME FROM INVESTMENT OPERATIONS
Net investment income  (d)                 (0.01)          0.02
Net gains  (losses) on investments
(both realized and unrealized) (d)         (0.04)         (0.33)

Total From Investment Operation            (0.05)         (0.31)

DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income          -              -
Distributions from capital gains              -              -

Total Distributions                           -              -

Net asset value, end of period          $   3.01        $   3.05

TOTAL RETURN (e)                           -1.35%          -8.09%

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
($000 Omitted)                          $    477        $    760
Ratios to net assets
Expenses, before waiver of fees             1.72%           2.42%
Expenses, after waiver of fees              1.44%           2.42%
Net investment income                      -1.98%          -2.60%
Portfolio Turnover Rate	                  653.35%         522.38%
Number of Shares Outstanding
at End of Period (000 Omitted)               158             249



                                             Class D Shares



Per Share Operating Performance:        1997           1996 (b)

Net asset value, beginning of period   $   3.51       $   3.46

INCOME FROM INVESTMENT OPERATIONS
Net investment income  (d)                 0.01             -
Net gains  (losses) on investments
(both realized and unrealized) (d)        (0.16)          0.05

Total From Investment Operation           (0.15)          0.05

DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income         -             -
Distributions from capital gains             -             -

Total Distributions                          -             -

Net asset value, end of period         $   3.36       $   3.51

TOTAL RETURN (e)                          -4.27%         -5.16%

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
($000 Omitted)                          $   972       $   1,839
Ratios to net assets
Expenses, before waiver of fees            2.20%           2.13%
Expenses, after waiver of fees             1.97%           2.13%
Net investment income                      0.82%           0.00%
Portfolio Turnover Rate                  234.67%         129.20%
Number of Shares Outstanding
at End of Period (000 Omitted)              290             524



All capital shares issued and outstanding as of November 6, 1996 were reclassified as Class C Shares.
For the period December 9, 1996 (effective date) to
December 31, 1996.
For the period January 7, 1997 (first sale date) to December 31, 1997.
Allocated between Net Investment Income and Net Gains or (Losses) on Securities based on monthly weighted average shares outstanding. Total return measures the change in value of an investment over the periods indicated. It is not annualized.
It does not include the maximum front end sales charge or contingent deferred sales charge.


CENTURION COUNSEL MARKET NEUTRAL, INC.

STATEMENT OF ASSETS AND LIABILITIES
       June 30, 1999


ASSETS

Investments in Securities, at value                $1,801,099
 (indentified cost $2,015,856)

Cash and Deposits                                     243,853
Receivables:
  Dividends                                             7,533
  Interest                                                507
  Investment securities sold                           52,986
Margin Deposit for Securities Sold Short              851,886
                                                   __________
     TOTAL ASSETS                                   2,957,864

LIABILITIES

Covered Call Options Written, at market value,
  (premiums received $112,706)                        100,875
Securities Sold Short, at market value,
  (sales proceeds received $569,209)                  631,594
Payables:
 Accounts payable                                       7,315
 Investment securities purchased                       26,843
 Fund shares redeemed                                       0
                                                   __________
     TOTAL LIABILITIES                                766,627
                                                   __________
NET ASSETS                                         $2,191,238

Class A:
 Net asset value and offering price per share
 ($7,646 divided by 2,549 shares outstanding)      $     3.00
Class B:
 Net asset value and offering price per share
 ($423 divided by 144 shares outstanding)          $     2.94
Class C:
 Net asset value and offering price per share
 ($1,705,979 divided by 580,651 shares outstanding)$     2.94
Class D:
 Net asset value and offering price per share
 ($477,190 divided by 158,356 shares outstanding)  $     3.01



CENTURION COUNSEL FUNDS, INC.

STATEMENT OF INVESTMENT SECURITIES

June 30, 1999


Shares of                                 % of                Value
Principal                                 Net                (Note 1)
Amount    Description            Notes    Assets      Security      Sector

                    COMMON STOCK            47.4%


        CONSUMER PRODUCTS                    3.2%
1000    ALICO                                         $   15,500
1000    BEATRICE (TLC)              (b)                   45,000
1200    VLASIC FOODS INTL           (b)                    9,000
                                                                      69,500

        CONSUMER SERVICES                      5.5%
1000    CUMULUS MEDIA               (b)                $   21,875
 200    GENERAL ELECTRIC                                   22,225
8000    ROCK BOTTOM                 (b)                    77,500
                                                                     121,600

        FINANCIAL SERVICES                   0.7%
12000 GOLDEN STATE LIT WARR         (b)                $   15,750
                                                                      15,750

       HEALTH                                2.1%
4500   CYPROS                       (b)                 $   10,688
1500   LIGAND PHARM                 (b)                     16,688
2500   PERRIGO                      (b)                     19,063
                                                                      46,438

       INDUSTRIAL PRODUCTS                    3.2%
13200  SO. ENERGY HOMES             (b)                 $   70,125
                                                                       70,125

     INDUSTRIAL SERVICES                       3.9%
140    FARMER BROTHERS                                  $   28,350
 40    GREY ADVERTISING                                     13,320
2140   OCTEL                         (b)                    27,018
3500   TRANSCOASTAL MARINE           (b)                    17,063

                                                                       85,750

       NATURAL RESOURCES                       3.5%
1000   EURO NEVADA  (CN)                                 $   11,890
1220   FRANCO NEVADA (CN)                                    19,105
5000   PAN AMERICAN SILVER            (b)                    30,000
40000  SUNSHINE MINING                (b)                    15,000
                                                                        75,995

     REAL ESTATE INVESTMENT TRUST              16.0%
5000   PRISON REALTY                                      $    49,063
2300   ENTERTAINMENT PROP TR                                   40,538
2100   ESSEX PROPERTY TRUST                                    73,763
7600   UNITED DOMINION                                         89,300
11900  UNITED INVESTORS TRUST                                  98,175

                                                                      350,838

       TECHNOLOGY                              9.3%
1000   ACT MANUFACTURING                (b)               $    14,000
1500   ECSOFT GROUP                     (b)                    23,531
1000   GOODNOSE (EMUSIC.COM)            (b)                    20,625
2500   MOBIUS MANAGEMENT                (b)                    20,625
1100   ORACLE                           (b)                    40,838
400    REAL NETWORKS                    (b)                    27,550
200    TELESCAN                         (b)                     4,863
7000   VALENCE TECH                     (b)                    51,625
                                                                       203,656

       TOTAL COMMON STOCKS (COST $1,304,071)                          1,039,651


                  PREFERRED STOCKS               0.6%

400     AMAX GOLD 3.75 PR                                   $   13,350

        TOTAL PREFERRED STOCKS (COST $18,355)                          13,350

                 OPTIONS AND WARRANTS           27.3%

      CONSUMER PRODUCTS                          3.0%
3000  HOME DEPOT JAN (01) 50 s          (a)                  $   66,000

                                                                          66,000

      CONSUMER SERVICES                          1.2%
2000  ALASKA AIRE JUL 50 C s                                 $        250
4000  QWEST COMM OCT 30 C s             (a)                        25,000
                                                                          25,250

       FINANCIAL SERVICES                         0.3%
1200   INVESTMENT TECH OCT 30 C s                             $     6,825
                                                                          6,825

       HEALTH                                      0.1%
2000   HLTH MGMT SYS JUL5 C(R)                                 $     1,250
                                                                         1,250
       INDEXES                                     5.1%
10000  DJ INDX DEC O1 104 P s                                 $  112,500
                                                                       112,500

        INDUSTRIAL SERVICES                        4.2%
3000    DIAMOND TECH OCT 25 P s                                 $   17,063
3000    SCHLMBRGR JAN (00) 40 C s        (a)                        74,625
                                                                         91,688

        NATURAL RESOURCES                           0.7%
2000   BARCK GOLD JAN (00) 15 C s        (a)                     $   10,750
6000   HOMESTAKE JAN (00) 10 C s         (a)                          4,875
                                                                         15,625

          TECHNOLOGY                               12.7%
4000   CISCO JAN (01) 22.5 C s           (a)                      $  178,500
2000   INTEL JAN (01) 30 C s             (a)                          64,750
1800   SECRTY FRST TCH JAN 30 Cs                                      35,325
                                                                         278,575

   TOTAL OPTIONS AND WARRANTS (COST $485,182)                            597,713

                   FIXED INCOME                     6.9%

        CORPORATE BONDS                             5.0%
100     AGNICO CVT 3 1/2 1-27-04                                  $   63,500
40      GOLDEN BOOKS 7.65 9-15-02                                     16,000
50      N. WEST S&W 9.5 6-15-01                                       30,000
                                                                         109,500

       U.S. GOVERNMENT AGENCY BONDS                 1.9%
20.023 FNMA G93-40 ZC                                              $   18,934
0.815  MOUNTAIN STATES                                                    815
21.225 FNR 91-56M                                                      21,126
                                                                          40,875
  TOTAL FIXED INCOME (COST $208,248)                                     150,375

 TOTAL INVESTMENT IN SECURITIES              82.2 %                    1,801,099

 COVERED CALL OPTION SECURITIES              -4.6%                      -100,875

 SECURITIES SOLD SHORT                      -28.8%                      -631,594

 NET INVESTMENT IN SECURITIES                48.8%                     1,068,630

 CASH                                        11.1%                       243,853

MARGIN DEPOSIT ON SECURITIES
 SOLD SHORT                                  38.9%                       851,886

OTHER ASSETS LESS LIABILITIES                1.2%                        26,869

  NET ASSETS                         100.0%                       $   2,191,238


CENTURION COUNSEL FUNDS, INC.

STATEMENT OF COVERED CALL OPTIONS WRITTEN

June 30, 1999



Shares of                                    % of                Value
Principal                                    Net                (Note 1)
Amount    Description               Notes    Assets      Security      Sector


         CONSUMER PRODUCTS                   -0.65%
-10,000  PIER ONE, JAN, 10, C s                           $   -4,375
 -5,000  PIER ONE, MAR, 7.5, C s                             -13,125
 -2,000  SUNGLASS HUT, JUN, 7.5 C s                           -1,125
 -1,600  UNILEVER, JAN, 75, C s                              -13,400
                                                                       $32,025

         FINANCIAL SERVICES                    -0.02%
 -4,000  CITIGROUP, JAN, 40, P s                                -750
                                                                          -750

         HEALTH                                -1.26%
 -2,500  CENTOCOR, JAN, 40, C s                               -13,125
 -2,000  GELTEX, JAN, 17.5, C s                               -10,375
 -5,000  LIPOSOME, JAN, 7.5, C s                              -38,750
                                                                        -62,250

         INDUSTRIAL SERVICES                   -0.07%


CENTURION COUNSEL FUNDS, INC.

STATEMENT OF COVERED CALL OPTIONS WRITTEN

June 30, 1999



Shares of                                    % of                Value
Principal                                    Net                (Note 1)
Amount    Description               Notes    Assets      Security      Sector


          CONSUMER PRODUCTS                   -1.1%
-1,500    BIG ENTERTAINMENT                              $ (23,438)
                                                                    $  (23,438)

          CONSUMER SERVICES                   -8.4%
-4,100    FAIRFIELD COMMUNITIES                            (66,113)
-4,500    MARKETING SERVICES GROUP                        (117,844)
                                                                      (183,956)

          FINANCIAL SERVICES                  -3.7%
-2,100    JWGENSIS                                         (29,663)
-1,350    NETBANK                                          (51,300)
                                                                       (80,963)

          TECHNOLOGY                         -15.7%
-1,200    ANCOR COMMUNICATIONS                             (38,850)
-6,000    ASHTON TECH                                      (75,000)
-2,700    BEYOND.COM                                       (77,456)
-1,300    HEI INC                                           (8,531)
-2,200    PEGASUS SYSTEMS                                  (83,050)
-1,700    SPORTSLINE                                       (60,350)
                                                                    (343,238)

        TOTAL                              -28.8%                  $  (631,594)

CENTURION COUNSEL MARKET NEUTRAL, INC.

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 1999


INVESTMETN INCOME

Dividends                                          $   29,077
Interest                                               14,724
                                                   __________
  Total investment income                              43,801

EXPENSES

Investment advisory fees                $   16,625
Distribution expenses                       13,651
Registration and filing fees                 8,240
Fund accounting fees                        13,034
Custodian fees and expenses                  4,792
Audit fees and expenses                      2,950
Directors' fees and expenses                 6,936
Transfer agent fees                          1,254
Insurance                                      881
Other expenses                               3,061
                                        __________
  Total expenses                                       71,424

Fees and Expenses Absorbed by Investment
Advisor                                     (9,400)

  Net expenses                                         62,024
                                                  ___________

  Net investment income (loss)                        (18,223)
                                                  ___________

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENT SECURITIES

Net realized loss on investments                     (348,561)
Change in unrealized depreciation of
investments for the year                              333,508
                                                  ___________
Net loss on investments                               (15,053)
                                                  ___________
Net Decrease in Net Assets Resulting from
Operations                                        $   (33,276)
                                                  ===========



STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 1999 AND
THE YEAR ENDED DECEMBER 31, 1998

                                          June 30,       December 31,
                                            1999            1998
                                        ___________     _____________

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:

Net investment income (loss)           $    (18,223)    $     (13,099)
Net realized gain (loss) on
investments                                (348,561)         (538,729)
Net change in unrealized depreciation
on investments                              333,508          (101,802)
                                       ____________     _____________

 Net increase (decrease) in net
assets resulting from operations       $    (33,276)     $   (653,630)

Class C:
Distribution to shareholders:
 Net investment income                            0           (12,145)

CAPITAL SHARE TRANSACTIONS: (NOTE 5)
Increase from capital shares sold            13,881           365,679
Increase from capital shares reinvested                        12,145
Increase from capital shares repurchased (2,723,719)       (3,047,343)
                                        ___________       ___________
 Net increase (decrease) from capital
shares transaction                       (2,709,838)       (2,669,519)
                                        ___________       ___________
Total increase (decrease) in net assets  (2,743,122)       (3,335,294)

NET ASSETS
Beginning of period                       4,934,360         8,269,654
                                        ___________       ___________
End of period (includes no undistributed
investment income                       $ 2,191,238       $ 4,934,360
                                        ===========       ===========


CENTURION COUNSEL MARKET NEUTRAL FUND
   NOTE TO FINANCIAL STATEMENTS


NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund commenced operations in January 1982. At the shareholder meeting on December 20, 1994, the shareholders voted to change the name of the fund to Centurion T.A.A. Fund, Inc. ("Fund") from Excel Value Fund, Inc. The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the Fund is to achieve long-term investment return, including both capital appreciation and current income, consistent with reasonable risk.

	At the shareholder meeting on August 6, 1996, the shareholders approved the Fund to offer Class A, Class B, Class C and Class D shares, each of which has equal rights as to assets and voting privileges.
Class A and Class B each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differ in its respective service and distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

	At the shareholder meeting on January 15, 1999, the shareholders voted to change the name of the fund to Centurion Counsel Funds, Inc. from Centurion T.A.A. Fund, Inc. Also, shareholders approved to reclassify each of the Fund's outstanding Class A shares, Class B shares, Class C shares, and Class D shares as the series entitled Centurion Market Neutral Fund Class A shares, Class B shares, Class C shares, and Class D shares, respectively.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

Portfolio Valuation:
The Fund calculates its net asset value and completes orders to purchase, exchange or repurchase its shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Investments in securities traded on major exchanges are valued at the last quoted sales price on that exchange where such securities are primarily traded. Securities traded in the over-the-counter market are valued at the last sales price. Over-the-counter and listed securities that have not been traded on a certain day are valued at the average between the last bid and asked price. If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith by the Fund's Board of Directors. Debt securities are valued in
accordance with the procedures above.   Short-term securities are stated at
amortized cost (which approximates market value) if maturity is 60 days or less, or at market value if maturity is greater than 60 days.


Security Transactions and Related Investment Income:
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount and original issue discount, is recorded on the accrual basis. Discounts on debt securities purchased are amortized over the life of the respective security as adjustments to interest income.

Estimates:
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes:
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, and excise tax on income and capital gains. The Fund currently has a capital loss carryforwards totaling $313,324 which begin to expire in 2002.

Distributions to Shareholders:
Distributions to shareholders are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

Restricted Securities:
The Fund is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

Cash Deposits:
At June 30, 1999 the Fund had cash on deposit at one financial institution of $243,853. Thus, all cash amounts over the maximum Federal Deposit Insurance Corporation coverage are not insured. From time to time, the Fund evaluates the credit worthiness of the financial institution and considers alternatives.


NOTE 2. NET ASSETS

At June 30, 1999, net assets consisted of:

Net proceeds from capital stock                             $ 3,913,073
Unrealized depreciation of securities                          (282,708)
Unrealized depreciation of covered call options written          11,830
Excess distributions over accumulated net income               (367,783)
Undistributed net realized loss from security transactions   (1,083,174)
                                                            $ 2,191,238

NOTE 3. COVERED CALL OPTIONS WRITTEN

As of June 30, 1999, portfolio securities valued at $100,875 were held by the custodian in connection with covered call options written by the Fund.

NOTE 4. PAYMENTS TO RELATED PARTIES

Centurion Counsel, Inc. ("Centurion") is the Fund's investment manager. The Fund pays investment management fees to Centurion at the annualized rate of 1.00% on the first $200 million of average daily net assets of the Fund, 0.85% on the next $200 million, 0.80% on the next $200 million, 0.75% on the next $200 million, 0.60% on the next $200 million and 0.50%
on amounts over $1 billion.   These fees are computed daily and paid
quarterly and are subject to reduction in any year to the extent that the Fund's expenses (exclusive of brokerage commissions, taxes, interest, distribution-related expenses and extraordinary expenses) exceed 3.625% based on the average total net asset value of the Fund. During the six months ended June 30, 1999 Centurion received investment management fees of $7,225, and, it waived $9,400 of the advisory fee.

Centurion Institutional Services, Inc. ("CISI"), an affiliate of Centurion, serves as the Fund's distributor. The Fund offers Class A, Class B,
Class C and Class D shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. CISI collects the sales charges imposed on the sale of Class A shares, and re-allows a portion of such charges to dealers who sold the shares. During the six months ended June 30,1999, no shares of Class A shares were sold. CISI also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.


Class B shares are not subject to initial sales charges. When Class B shares are sold, CISI from its own resources pays commissions to dealers who sell these shares. Certain redemptions of Class B shares made within six years of purchase are subject to contingent deferred sales charges ("CDSC") upon redemption, in accordance with the Fund's current prospectus. During the six months ended June 30, 1999, no shares were sold and there were no redemptions of Class B shares, accordingly, CISI did not collect any CDSC charges. In addition, CISI makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

Class D shares are not subject to initial sales charges, CDSC, service fees or distribution fees. These shares are only available to Advisor professionals and eligible employees of the Fund, Centurion and its affiliates or service organizations.

Pursuant to Rule 12b-1 under the 1940 Act, the Company's Board of Directors has adopted separate plans of distribution with respect to the Fund's
Class A shares ("Class A Plan"), Class B shares ("Class B Plan"), and
Class C shares ("Class C Plan"), pursuant to which the Fund reimburses CISI for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund may pay CISI a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for CISI's expenditures incurred in servicing and maintaining shareholder accounts.

Pursuant to the Fund's Class B Plan, the Fund may pay CISI a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for CISI's expenditures incurred in servicing and maintaining shareholder accounts, and may pay CISI a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for CISI's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect.

Pursuant to the Fund's Class C Plan, the Fund may pay CISI a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class C shares for CISI's expenditures incurred in servicing and maintaining shareholder accounts, and may pay CISI a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class C shares for CISI's expenditures incurred in providing services as distributor. Expenses incurred under the Class C Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect. During the six months ended
June 30, 1999, CISI received servicing and distribution fees from the Fund of $13,651.

CISI also executes some of the Fund's portfolio transactions. During the six months ended June 30, 1999, CISI received commissions of $36,412 from the Fund for this service.


Centurion Group, Inc. ("CGI"), an affiliate of Centurion and CISI, is the administrator and transfer agent of the Fund. CGI is paid an account maintenance fee of $0.75 per account per month, a customer statement fee of $50 per 1,000 statements and other miscellaneous charges and expenses. During the six months ended June 30, 1999, CGI received transfer fees of $1,254 from the Fund.

CGI is also the accounting agent for the Fund. The monthly fee for these services paid to CGI is 0.15% of the Fund's average daily net assets with a minimum fee of $18,000 per year. During the six months ended June 30,1999 CGI received accounting fees of $9,000 from the Fund.

The Fund pays each of its Directors who is not an employee, officer or director of Centurion or any affiliate a $200 annual retainer and $400 for each meeting of the Board or any committee thereof attended by the Director. In addition the Fund pays each Director's expenses to attend the meetings.

NOTE 5. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term securities) were $12,057,637 and $13,773,221, respectively. Net loss on investments for the six months ended June 30, 1999 was $15,053. That amount represents the net decrease in value of investments held during the year. The components are as follows:

                              Realized    Unrealized        Net
	Long Position         $ (372,934)  $  384,061     $   11,127
	Covered Calls Written      2,154       11,831         13,985
	Short Position            22,220      (62,384)       (40,165)
                            $ (348,560)  $  333,508    $   (15,053)

As of June 30, 1999, the unrealized depreciation on investments consists of gross unrealized gains of $317,982 and gross unrealized losses of $588,996.

As of December 31, 1998, securities sold short (at market value) totaled $1,162,849. The Fund has established a segregated margin deposit to account for cash greater or equal in value to the securities sold short. The margin deposit is held be the Fund's custodian and totals $1,872,161 at December 31, 1998.




NOTE 6. CAPITAL SHARE TRANSACTIONS

As of June 30, 1999, there were 100,000,000 shares of the Company's common stock authorized, at $0.01 par value. Transactions in capital stock of the Fund for the six months ended June 30, 1999 and year ended December 31, 1998 as follows:

                     June 30, 1999               December 31, 1998
                     Shares      Amount          Shares       Amount
Class A shares:
Shares sold             0        $  0                0       $   0
Shares issued in
   reinvestment
   of dividends         0           0                0           0
                        0           0                0           0
Shares redeemed         0           0                0           0

   Net increase         0       $   0                0           0
 Class B shares:
Shares sold             0       $   0                0       $   0
Shares issued in
   reinvestment
   of dividends         0           0                0           0
                        0           0                0           0
Shares redeemed         0           0                0           0

   Net increase         0       $   0                0  	 $   0

Class C shares:
Shares sold	          433    $  1,300              55,157    $ 188,539
Shares issued in
   reinvestment
   of dividends         0           0                0           0
                      433       1,300              55,157      188,539
Shares redeemed  (811,553) (2,431,236)           (854,747)  (2,722,413)

   Net decrease  (811,120)$(2,429,936)           (799,590) $(2,533,874)

Class D shares:
Shares sold	        4,039    $ 12,581              54,073  $   177,140
Shares issued in
   reinvestment
   of dividends         0           0                3,520      12,145
                    4,039      12,581               57,593     189,285
Shares redeemed   (94,466)   (292,482)             (98,505)   (324,929)

   Net decrease   (90,427)  $(279,901)             (40,912)  $(135,644)